Exhibit (c)(iii)

Project ECLIPSEDiscussion Materials for the Board of Directors April 2026 Privileged & Confidential / Prepared in Consultation with Counsel Confidential

ECLIPSE Disclaimer This presentation (together with any accompanying oral presentation and any supplementary documents provided therewith, the “Presentation”) has been prepared by William Blair & Company, L.L.C. (“William Blair”) exclusively for the benefit and internal use of the recipient (the “Recipient”). The Recipient is not permitted to reproduce in whole or in part the information provided in this Presentation (the “Information”) or to communicate the Information to any third party without William Blair’s prior written consent. No party may rely on this Presentation without William Blair’s prior written consent. William Blair and its affiliates, partners, directors, employees and agents do not accept responsibility or liability for this Presentation or its contents (except to the extent that such liability cannot be excluded by law). This Presentation is for discussion purposes only and speaks only as of the date it is given, and the views expressed are subject to change based on a number of factors, including market conditions and the Recipient’s business and prospects. The Information, whether taken from public sources, received from the Recipient or elsewhere, has not been independently verified by William Blair and William Blair has relied upon and assumed the accuracy and completeness of all Information. No representation or warranty is made as to any to the accuracy or completeness of any Information. In furnishing this Presentation, William Blair undertakes no obligation to provide additional information or to correct or update any of the Information. William Blair, together with its affiliates and partners, is a financial services institution engaged in a wide range of investment banking and other activities (including, but not limited to, investment management, corporate finance, private wealth management, securities trading, research and brokerage activities). It is understood and agreed that William Blair may, from time to time, make a market in, have a long or short position, buy and sell or otherwise effect transactions for customer accounts and for their own accounts in the securities of, or may perform or be solicited to perform investment banking, corporate finance or other services for, the Recipient and other third-party entities which are or may be the subject of the transactions contemplated by this Presentation. William Blair has adopted policies and procedures designed to ensure the independence of its research analysts, whose views may differ from those of William Blair’s investment banking department and who may produce research reports and other materials the timing or content of which conflict with the views of the investment banking department or the Recipient’s interests, in connection with the transactions contemplated by this Presentation or otherwise. Nothing in the Presentation is, or shall be relied upon as, investment advice or any recommendation by William Blair. This Presentation does not purport to contain all of the information that may be necessary or appropriate to evaluate the proposed transaction, and the Recipient should conduct its own independent assessment and such investigations as it deems necessary. Recipient should rely on its own counsel, accountants and other similar expert advisors for legal, regulatory, accounting, tax and other similar advice. Nothing in the Presentation or any related discussions is intended to create, or shall be construed as creating, a principal-agent, advisor-client or fiduciary relationship between William Blair and the Recipient. Confidential 1

ECLIPSE Agenda for Discussion • LKCM’s Preliminary Proposal I. Offer Price in Context II. Discuss Next Steps 3 2 1 Confidential 2

Overview of LKCM’s Unsolicited Proposal Summary of Proposal Party LKCM Headwater Investments, LLC and affiliates and related parties (“LKCM”) Indicative $29.50 per share in cash, for 100% of the outstanding shares of Common Stock not Purchase Price currently owned by LKCM Financing Plan to fund the deal through a combination of equity capital and debt financing Equity capital to be provided by LKCM Transaction would not be subject to any financing contingencies Customary commitment letters to be delivered at the time of execution of a definitive agreement Due Diligence Customary confirmatory due diligence, including access to non-public financial, operational and other business information regarding the Company Ability to engage in discussions with the Company’s key personnel and advisors Timing and Target signing by May 8, 2026 Exclusivity Expected transaction closing within two to four months No exclusivity requested Process & Expect Transaction to be approved by Special Committee of disinterested directors Approvals of the Board of Directors of the Company and by the Company’s disinterested stockholders LKCM has no interest in pursuing a transaction that results in a sale of shares of Common Stock LKCM currently owns External Financial advisor: JP Morgan Advisors Outside counsel: Mayer Brown Confidential Implied Equity Value and Enterprise Value at Offer Offer Price Per Share $29.50 Diluted Shares Outstanding (1) 46.795 Equity Value 1,380 Plus: Debt (2) 738 Less: Cash(2) (53) Implied Enterprise Value 2,066 Enterprise Value Multiples LTM Q1 2026A Adj. EBITDA—$170M 12.1x CY 2026E Adj. EBITDA (Consensus)—$187M(3) 11.0x CY 2026E Adj. EBITDA (Management)—$203M 10.2x Implied Premiums(4) Undisturbed(5) Premium To Date Price Premium One Day Prior 3/13/2026 $19.31 52.8% One Week Prior 3/6/2026 $22.09 33.5% One Month Prior 2/13/2026 $30.84 (4.3%) 60 Days Prior 1/12/2026 $30.02 (1.7%) 90 Days Prior 12/13/2025 $29.14 1.2% 180 Days Prior 9/14/2025 $31.09 (5.1%) One Year Prior 3/13/2025 $28.53 3.4% 30-Day VWAP 3/13/2026 $25.84 14.2% 60-Day VWAP 3/13/2026 $26.80 10.1% Source: SEC filings and FactSet as of April 24, 2026. (1) Diluted shares outstanding calculated based on 46,192,457 common shares, 247,628 in-the-money options with weighted avg. strike price of $27.50, 442,862 RSUs, and 143,110 MSUs as of March 31, 2026. Out-of-the-money options totaling 935,195 are excluded. (2) Per ECLIPSE balance sheet as of March 31, 2026. (3) Represents Wall Street consensus average adj. EBITDA estimates. (4) Premium calculated based on the LKCM offer letter price of $29.50 per share ECLIPSE 3 compared to ECLIPSE’s closing share price per FactSet on dates noted. Days prior based on calendar days. (5) 13D with details of initial offer filed post-market close on March 13, 2026.

Confidential ECLIPSE Share Price Performance Since Merger Relative Share Price Performance 125.0% 100.0% 75.0% Public Peers: 69.7% 50.0% S&P 500: 57.6% ECLIPSE: 41.5% 25.0% 0.0% Undisturbed (25.0%) Date: 3/13/2026 (50.0%) Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Oct-25 Jan-26 Apr-26 Earnings 2022 2023 2024 2025 Surprises(1) 03/13/2026 04/24/2026 Market Value and Trading Multiples (Undisturbed) (Current) Share Price $19.31 $27.37 Diluted Shares Outstanding (M)(2) 46.778 46.778 Equity Value ($M) $903 $1,280 Net Debt ($M)(3) $685 $685 Enterprise Value ($M) $1,588 $1,965 EV / LTM Q1 2026A Adj. EBITDA ($170M) 9.3x 11.5x EV / 2026E Adj. EBITDA ($187M)(4) 8.5x 10.5x Relative Share Price Return (Current) One-Year Two-Year Since Merger(5) ECLIPSE 1.5% (18.8%) 41.5% S&P 500 30.6% 41.3% 57.6% Public Peers 33.5% 26.6% 69.7% Relative Share Price Return (Undisturbed) One-Year Two-Year Since Merger(5) ECLIPSE (32.3%) (37.5%) (0.2%) S&P 500 20.1% 28.4% 45.9% Public Peers 23.4% 9.8% 52.9% Sources: Company filings, CapIQ, and FactSet as of April 24, 2026; Note: Public peers includes Applied Industrial Technologies, Fastenal Company, Global Industrial Company, Hillman Solutions, MSC Industrial Direct, WESCO International, and W.W. Grainger. Public peers’ index is equal weighted. (1) Surprise based on actual adj. EBITDA vs Wall Street average consensus adj. EBITDA estimates. Note: Earnings surprise history was available from Q3 2022 after merger announcement. (2) Diluted shares outstanding calculated based on 46,192,457 common shares, 442,862 RSUs, and 143,110 MSUs as of March 31, 2026. Out-of-the-money options totaling 1,182,823 are excluded. (3) Per ECLIPSE ECLIPSE 4 balance sheet as of March 31, 2026. (4) Reflects Wall Street average consensus adj. EBITDA estimates. (5) Since April 1, 2022, most recent closing price prior to Lawson merger closing.

Confidential ECLIPSE Share Price Performance Since Merger $45.00 $40.00 High: $40.85 $35.00 LKCM Offer $30.00 Price $29.50 ECLIPSE $25.00 $27.37 $20.00 Undisturbed Date: $15.00 3/13/2026 Low: $13.01 $10.00 Apr-22 Apr-23 Apr-24 Apr-25 Apr-26 Trading Histogram Since Merger(1) LKCM Offer Price $29.50 60.8 million shares traded since the merger – ~7.0x total float 21.3% 20.8% 11.7% 12.0% Average daily trading 8.9% 8.3% 6.5% 5.1% 4.8% value: $1.6 million 0.6% (average of 62K shares) $13.00—$16.00 $16.00—$19.00 $19.00—$22.00 $22.00—$25.00 $25.00—$28.00 $28.00—$31.00 $31.00—$34.00 $34.00—$37.00 $37.00—$40.00 $40.00—$43.00 Source: Capital IQ and FactSet of April 24, 2026. (1) Since April 1, 2022, most recent closing price prior to Lawson merger closing and up to undisturbed date of March 13, 2026. ECLIPSE 5

Confidential Multiple Evolution Over Time EV / NTM Adj. EBITDA(1) Average EV / NTM Adj. EBITDA 16.0x Company / Peer Group Current Undisturbed One-Year Three-Year ECLIPSE 10.2x 8.3x 10.0x 10.3x 14.0x Public Peers 12.0x—11.5x 11.5x 12.0x 12.0x 10.0x 10.2x 8.0x Undisturbed Date: 3/13/2026 6.0x Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Oct-25 Jan-26 Apr-26 ECLIPSE Public Peers EV / CY 2026E Adj. EBITDA(1) 24.8x Public Peers Median: 12.3x 17.6x 17.3x 11.0x 12.3x 12.2x 11.2x 8.7x ECLIPSE (2) At Offer Sources: SEC Filings and FactSet as of April 24, 2026; Public peers includes Applied Industrial Technologies, Fastenal Company, Global Industrial Company, Hillman Solutions, MSC Industrial Direct, WESCO International, and W.W. Grainger. ECLIPSE 6 (1) Includes add-back for stock-based compensation expense. (2) Represents 2026E average consensus adj. EBITDA multiple at the LKCM offer letter price of $29.50 per share.

Confidential Public Comparable Companies Analysis EV / CY 2026E Adj. EBITDA Public Comparables Median: 12.3x 24.8x 17.6x 17.3x 12.3x 12.2x 11.0x (1) 11.2x (1) 8.7x 8.5x Undisturbed At Offer 3/13/2026 ECLIPSE($29.50) Consensus Management ‘23A-‘25A 5.7% 0.3% 3.9% (1.7%) 2.5% 1.5% 2.5% (0.5%) (0.7%) Revenue CAGR ‘25A-’26E 11.0% 5.1% 7.7% 5.5% 7.1% 4.7% 5.9% 3.3% 7.3% Revenue Growth 2026E 22.7% 12.8% 17.3% 12.1% 6.8% 7.7% 17.0% 9.1% 9.6% Adj. EBITDA Margin Sources: FactSet, SEC filings and Wall Street consensus estimates as of April 24, 2026. ECLIPSE 7 (1) Represents 2026E average consensus adj. EBITDA multiple of $187M.

Confidential Precedent Transactions Analysis EV / LTM Adj. EBITDA Precedent Transactions Median: 11.3x ($ in millions) 17.3x(4) 16.1x 14.8x (1) (7) 13.9x 13.8x 11.5x 12.1x (2) 11.1x (5) (6) (8) 10.0x 10.8x 10.0x 10.1x 9.1x (3) Industrial Business of PROJECT Target ECLIPSE Acquirer—Date Announced Apr-26 Aug-25 Aug-25 Jun-25 Mar-25 Nov-24 Mar-24 Mar-23 Jun-22 Dec-21 Nov-20 Sep-20—EV ($M) $16,951 $8,800 $550 $5,553 $10,665 $273 $18,250 $307 $2,600 $1,300 $7,962 $450 $2,066 LTM EBITDA 18.4% 9.8% 24.4% 9.1% 9.5% 11.5% 10.5% 7.1% 27.7% 8.5% 16.6% 23.2% 8.5% Margin Historical Sales (9) 8.7% — 1.7% 7.6% — ——9.6%—(0.5%) CAGR Sources: FactSet, Capital IQ, and SEC filings as of April 24, 2025. (1) LTM EBITDA for the CY ending December 31, 2024, as reported in the 8-K filed by Lowe’s on August 20, 2025. (2) LTM EBITDA for the CY ending December 31, 2024, as reported in the Lennox investor presentation filed on August 18, 2025. (3) LTM EBITDA expected to be contributed by Hydradyne within 12 months of transaction closing as disclosed in 8-K filed on November 22, 2024. (4) LTM EBITDA for CY ended December 31, 2023, as reported in Home Depot investor presentation on March 28, 2024. (5) LTM EBITDA for the fiscal year ending October 31, 2022, as reported in the transaction 8-K filed by DSG on March 31, 2023. EV includes $37.5M in retention bonuses to Hisco employees. (6) LTM EBITDA for the calendar year ECLIPSE 8 2021, as reported in the transaction press release filed by Roper on June 1, 2022. Excludes $51M in performance based earnouts (see 11/22/22 8-K). (7) Represents LTM EBITDA for the calendar year 2022, as reported in the investor presentation filed by Genuine Parts Company on December 16, 2021. (8) LTM EBITDA for the calendar year 2020, as reported in the Diploma investor presentation filed on September 22, 2020. (9) Represents the two most recently completed fiscal years prior to the announce date of acquisition.

Confidential Selected Wall Street Analyst Perspectives After the FY2025 earnings call in March, analysts reduced their price targets (mean reduced from $38.50 to $35.50) and 2026 EBITDA estimates (mean reduced from $207M to $187M) but remain supportive of the ECLIPSE story Price Premium Premium Firm Rating Rating Date Target to Undisturbed(1) to Current(2) Buy March 16, 2026 $35.00 81.3% 27.9% Buy March 16, 2026 $36.00 86.4% 31.5% Hold March 6, 2026 ——Consensus – Mean $35.50 83.8% 29.7% Bullish Themes Bearish Themes Positive growth trends at the start of 2026 across all four segments, led by Muted demand in Canada Branch segment in Q4 2025 due to economic headwinds accelerating demand at TestEquity and increased wallet share gains at Gexpro and tariff-related uncertainty Encouraging growth in Lawson’s customer “ship-to” locations, which had Margin headwinds at Lawson driven by a combination of unfavorable mix, sales-previously been challenged by Lawson’s salesforce transformation force transformation, and employee-related items Potential positive catalysts include maturation of investments aimed at Exposure to cyclical industrial and manufacturing end markets, which may weigh delivering margin expansion and improving macro conditions on demand during periods of macroeconomic weakness Sources: Wall Street equity research and FactSet as of April 24, 2026. (1) Undisturbed share price of $19.31 as of March 13, 2026. ECLIPSE 9 (2) Current share price of $27.37 as of April 24, 2026.

Confidential ECLIPSE: Comparison of Reported Financials and PF Management Financials Reported Historical Financials(1) CAGR CAGR ($ in millions) 2022A 2023A 2024A 2025A ‘22-‘25 ‘23-‘25 Revenue by Segment Lawson(2) 325 469 469 481 14.0% 1.3% Gexpro Services 385 406 441 497 8.8% 10.6% TestEquity 392 642 771 783 25.9% 10.5% All Other / Canada Branch Business(2), (3) 49 56 125 221 NMF NMF HoldCo / Eliminations (2) (2) (2) Total Revenue—Reported $1,151 $1,570 $1,804 $1,980 19.8% 12.3% % Growth 36.4% 14.9% 9.8% Total Pro Forma Revenue—Reported $1,754(2) $1,998 $1,941 $1,980 4.1% (0.5%) % Growth 13.9% (2.8%) 2.0% Total Gross Margin(4) 33.9% 35.1% 34.0% 33.4% Total Adj. EBITDA Margin(4) 9.9% 10.0% 9.7% 8.9% Pro Forma Management Historical Financials(5) CAGR CAGR ($ in millions) 2022A 2023A 2024A 2025A ‘22-‘25 ‘23-‘25 Pro Forma Revenue by Segment Lawson 487 522 483 481 (0.4%) (4.0%) Gexpro Services 391 410 444 497 8.3% 10.1% TestEquity 886 835 782 783 (4.0%) (3.2%) Canada Branch Business 233 244 246 221 (1.7%) (4.8%) HoldCo / Eliminations 0 (2) (2) (2) Total Pro Forma Revenue—Per ECLIPSE Management $1,997 $2,010 $1,953 $1,980 (0.3%) (0.7%) % Growth 0.7% (2.8%) 1.4% Total Gross Margin(4) 35.0% 36.6% 36.9% 37.2% Total Adj. EBITDA Margin(4) 8.7% 9.4% 9.5% 8.9% Source: SEC Filings and ECLIPSE management projections approved by the Special Committee on April 21, 2026. (1) Reported historical financials in SEC fillings. (2) Lawson and All Other operating results included subsequent to, but not prior to the April 1, 2022 Merger Date as reported in ECLIPSE’s SEC filings. (3) As reported in SEC Filings; listed as “All Other” in 2023 and 2024, ECLIPSE 10 and “Canada Branch Division” in 2024 and 2025. (4) Gross Margin and EBITDA Margin totals include Holdco / Eliminations. (5) Pro Forma Historical financials as provided by ECLIPSE management and shown pro forma for all historical acquisitions except for recently acquired Eastern Valve (March 2026).

Confidential ECLIPSE Financial Forecast Management Projections CAGR ($ in Millions) 2025A(1) 2026P 2027P 2028P 2029P 2030P 2025A—2030P Total ECLIPSE Revenue $1,980 $2,125 $2,256 $2,414 $2,574 $2,746 6.8% % Growth 1.4% 7.3% 6.1% 7.0% 6.6% 6.7% Gross Profit $736 $780 $837 $904 $963 $1,027 6.9% % Margin 37.2% 36.7% 37.1% 37.4% 37.4% 37.4% Adjusted EBITDA $175 $203 $232 $277 $313 $352 15.0% % Margin 8.9% 9.6% 10.3% 11.5% 12.2% 12.8% (-) Stock-Based Compensation(2) (6) (7) (7) (7) (7) (7) (-) Other Adjustments (3) (6) (7) (5) (5) (5) (5) EBITDA $163 $189 $220 $265 $301 $340 15.8% (-) D&A (78) (82) (77) (73) (70) (60) EBIT $85 $106 $143 $192 $231 $280 26.9% % Margin 4.3% 5.0% 6.3% 8.0% 9.0% 10.2% (-) Taxes (4) (25) (31) (42) (57) (68) (83) Net Operating Profit After Tax $60 $75 $101 $135 $163 $197 26.9% (+) D&A 78 82 77 73 70 60 (-) CapEx (24) (24) (26) (28) (30) (32) (-) Ä in Net Working Capital (12) (27) (30) (37) (38) (41) Unlevered Free Cash Flow $103 $106 $123 $144 $166 $186 12.4% Source: ECLIPSE Management projections approved by the Special Committee on April 21, 2026. (1) 2025 management financials pro forma for historical financials, except for recently acquired Eastern Valve (March 2026). (2) Assumes additional equity issued in future years. ECLIPSE 11 (3) Other adjustments include Severance/Retention, Acquisition Costs, and Other/Consultancy. (4) Tax rate of 29.5% per Eclipse Management.

Confidential ECLIPSE Discounted Cash Flow Analysis Assumptions Sensitivity Analyses William Blair utilized Management Forecast to calculate unlevered free cash flows Implied Equity Value Per Share(2) for the years ending December 31, 2026, through December 31, 2030 Consideration per Share: $29.50 Valuation date as of March 31, 2026 Perpetuity Growth Rate Utilizes a mid-year discount convention 2.0% 2.5% 3.0% Assumes 29.5% tax rate per ECLIPSE Management 9.0% $36.20 $39.32 $42.94 Discount 10.0% $29.92 $32.22 $34.85 A range of discount rates of 9.0% to 11.0% was selected and used to calculate a Rate present value of the free cash flows and the terminal value 11.0% $25.02 $26.78 $28.75 Estimated a terminal value by utilizing a perpetuity growth rate of 2.0%—3.0% terminal year unlevered FCF(1) Assumes PV of Federal NOL of $4M Source: ECLIPSE management projections approved by the Special Committee on April 21, 2026. Note: Cash flows are burdened by stock-based compensation. (1) As compared to long-term U.S. GDP annual growth rate outlook of 1.8% according to the Congressional Budget Office as of February 2026. ECLIPSE 12 (2) Diluted shares outstanding calculated based on 46,192,457 common shares, 1,182,823 options, 442,862 RSUs, and 143,110 MSUs as of March 31, 2026. Out-of-the-money options are excluded.

Confidential M&A Premiums Paid Analysis Methodologies and Assumptions William Blair analyzed 232 public North America target transactions across all industries with transaction equity values between $1B—$2B that were announced since January 1, 2016 William Blair compared the price of each transaction to the closing price of the target stock one day, one week and one month prior to the announcement of the transaction William Blair then compared the range of premiums calculated from that universe to the premiums implied by the offer Premiums Paid Data Percentile Implied Premium th th th th th th th th th Period (1) 10 20 30 40 50 60 70 80 90 @$29.50 / share One Day Prior 52.8% (0.9%) 6.2% 12.1% 17.3% 23.3% 29.3% 45.1% 57.4% 81.6% One Week Prior 33.5% (1.2%) 8.9% 14.2% 18.7% 23.2% 31.3% 44.9% 61.7% 81.0% One Month Prior (4.3%) (1.7%) 10.2% 16.7% 23.7% 29.7% 38.7% 49.7% 66.1% 99.4% Sources: Dealogic transaction data through March 31, 2026. (1)    Implied premium based on LKCM’s offer price of $29.50 per share. Relative to undisturbed share price of $19.31 as of March 13, 2026. 13 ECLIPSE

Confidential Illustrative Analysis at Various Prices Mean Analyst 52-Week Low Offer Price 52-Week High Price Target ($19.02) ($29.50) ($33.80) ($35.50) ($ in millions, except per share figures) Undisturbed 3/13/2026 Price per Share $19.31 $29.50 $30.00 $30.50 $31.00 $31.50 $32.00 $32.50 $33.00 $33.50 $34.00 $34.50 $35.00 $35.50 % premium / (discount) to undisturbed 52.8% 55.4% 57.9% 60.5% 63.1% 65.7% 68.3% 70.9% 73.5% 76.1% 78.7% 81.3% 83.8% % premium / (discount) to 30-Day VWAP (1) (25.3%) 14.2% 16.1% 18.0% 20.0% 21.9% 23.8% 25.8% 27.7% 29.6% 31.6% 33.5% 35.4% 37.4% % premium / (discount) to 60-Day VWAP (1) (27.9%) 10.1% 11.9% 13.8% 15.7% 17.5% 19.4% 21.3% 23.1% 25.0% 26.9% 28.7% 30.6% 32.5% % premium / (discount) to 52 week low (1) 1.5% 55.1% 57.7% 60.4% 63.0% 65.6% 68.2% 70.9% 73.5% 76.1% 78.8% 81.4% 84.0% 86.6% % premium / (discount) to 52 week high (1) (42.9%) (12.7%) (11.2%) (9.8%) (8.3%) (6.8%) (5.3%) (3.8%) (2.4%) (0.9%) 0.6% 2.1% 3.6% 5.0% Diluted Shares(2) 46.778 46.795 46.799 46.803 46.806 46.810 46.813 46.817 46.820 46.823 46.826 46.829 46.831 46.836 Implied Equity Value 903 1,380 1,404 1,427 1,451 1,475 1,498 1,522 1,545 1,569 1,592 1,616 1,639 1,663 Implied Enterprise Value(3) 1,588 2,066 2,089 2,113 2,136 2,160 2,183 2,207 2,230 2,254 2,277 2,301 2,324 2,348 Enterprise Value Multiples Metric Q1 2026A LTM Adj. EBITDA $170 9.3x 12.1x 12.3x 12.4x 12.5x 12.7x 12.8x 13.0x 13.1x 13.2x 13.4x 13.5x 13.6x 13.8x CY 2026E Adj. EBITDA (Consensus)(4) $187 8.5x 11.0x 11.2x 11.3x 11.4x 11.5x 11.7x 11.8x 11.9x 12.1x 12.2x 12.3x 12.4x 12.6x CY 2026E Adj. EBITDA (Management) $203 7.8x 10.2x 10.3x 10.4x 10.5x 10.6x 10.8x 10.9x 11.0x 11.1x 11.2x 11.3x 11.4x 11.6x Equity Value to Disinterested Shareholders $308 $313 $319 $324 $329 $335 $340 $345 $351 $356 $361 $367 $372 Source: SEC Filings and ECLIPSE management projections approved by the Special Committee on April 21, 2026. (1) 30-Day VWAP of $25.84 as of March 13, 2026. 60-Day VWAP of $26.80 as of March 13, 2026. 52 week low of $19.02 occurred on March 13, 2026. 52 week high of $33.80 occurred on August 26, 2025. (2) Diluted shares outstanding calculated based on 46,192,457 common shares, 1,182,823 options, 442,862 RSUs, and 143,110 MSUs as of March 31, 2026. Out-of-the-money options are excluded.     ECLIPSE 14 (3) Implied Enterprise Value calculated based on $53 million cash and $738 million debt per ECLIPSE balance sheet as of March 31, 2026. (4) Reflects Wall Street average consensus adj. EBITDA estimates.

Confidential Appendix

Confidential ECLIPSE: Historical Growth and Margin by Segment Management Historical Financials(1) CAGR Key Observations ($ in millions) 2022A(2) 2023A 2024A 2025A ‘22-‘25 Revenue Revenue by Segment Lawson 487 522 483 481 (0.4%) • Lawson underwent transformation, including shifting smaller Gexpro Services 391 410 444 497 8.3% accounts to inside sales. Higher turnover of sales reps associated TestEquity 886 835 782 783 (4.0%) with shift to inside sales impacted core / local customers. In Canada Branch Business 233 244 246 221 (1.7%) addition, buying patterns of military business negatively Total Revenue (3) $1,997 $2,010 $1,953 $1,980 (0.3%) impacted growth; currently investing in rebuilding sales team Total Revenue % Growth 0.7% (2.8%) 1.4% U.S. GDP Growth %(4) 3.4% 2.4% 2.0% • Gexpro growth supported by reallocation of investments into higher performing end markets, winning new business and Gross Margin by Segment acquisition success Lawson 56.4% 59.9% 58.7% 59.8% • TestEquity growth impacted by chip shortages in 2023 and Gexpro Services 32.1% 33.2% 34.8% 34.3% increased interest rates; demand recovered in 2025, stabilizing TestEquity 25.8% 25.2% 26.4% 26.2% growth rates Canada Branch Business 30.5% 31.6% 31.0% 33.6% Total Gross Margin(3) 35.0% 36.6% 36.9% 37.2% • Canada growth hampered by decline in Canada PMI / tariffs Adjusted EBITDA and Margin by Segment • Overall business performed below U.S GDP growth rate during Lawson 44 68 58 52 5.7% the historical period Gexpro Services 45 46 57 64 12.6% Gross Margin TestEquity 73 60 60 51 (11.1%) Canada Branch Business 14 17 16 16 4.1% • 200-300bps margin expansion at Lawson and Gexpro driven HoldCo / Eliminations (2) (3) (5) (7) 49.0% primarily by pricing Total EBITDA $173 $188 $186 $175 0.5% EBITDA Margin Adjusted EBITDA Margin Lawson 9.0% 13.1% 12.1% 10.7% • Consolidated margin expansion flat with Gexpro growth offset by Gexpro Services 11.4% 11.2% 12.7% 12.8% margin pressure at Lawson and TestEquity in recent years TestEquity 8.2% 7.2% 7.6% 6.5% Canada Branch Business 5.9% 6.9% 6.7% 7.1% Total EBITDA Margin 8.7% 9.4% 9.5% 8.9% Source: ECLIPSE management as of April 20, 2026. (1) Historical financials pro forma for all historical financials, except for recently acquired Eastern Valve (March 2026). (2) Includes Lawson for pre-acquisition period. ECLIPSE 16 (3) Revenue and Gross Margin totals include Holdco / Eliminations. (4) U.S. Bureau of Economic Analysis via Federal Reserve Bank of St. Louis.

Confidential ECLIPSE: Lawson Business Segment Projections Revenue Select Commentary ($ in Millions) 5.9% CAGR Revenue $571 $605 $641 $481 $504 $537 • Growth focused on specific customers, deepening existing relationships, expanding into new locations, and winning new customers 2025A 2026E 2027E 2028E 2029E 2030E • Customers segmented into Core (~45% of revenue; projected (0.3%) 4.8% 6.5% 6.3% 6.0% 6.0% 1-2% growth) and Strategic & Government (~55% of revenue, projected 7-10% growth) Gross Margin % YoY Growth Gross Margin • Slight decline in near-term margins followed by steady (244bps) margins through the projection period 59.8% • Slight compression expected in 2026 due to customer mix 58.0% 57.6% 57.3% 57.3% 57.4% shift to larger customers, with lower margins • Several automotive customers currently in RFP process, requiring margin concessions to retain business 2025A 2026E 2027E 2028E 2029E 2030E EBITDA Margin Adjusted EBITDA • Strong margin expansion driven by increase in sales rep productivity and new sales reps ramp up ($ in Millions) 14.0% CAGR • Operating expenses (e.g. distribution center costs, G&A) are $99 largely fixed, allowing for significant operating leverage as $74 $86 business grows $52 $57 $64 2025A 2026E 2027E 2028E 2029E 2030E 10.7% 11.3% 12.0% 13.0% 14.3% 15.5% % Margin Source: ECLIPSE management projections approved by the Special Committee on April 21, 2026. ECLIPSE 17 Note: Excludes corporate overhead allocation.

Confidential ECLIPSE: Gexpro Services Business Segment Projections Revenue Select Commentary ($ in Millions) 5.5% CAGR Revenue $577 $612 $650 $497 $528 $546 • Segment growth driven by end market growth with A&D, technology, industrial power, industrial and consumer expected to see strong growth 2025A 2026E 2027E 2028E 2029E 2030E • Automotive and Renewables facing headwinds due to tariffs, 11.7% 6.2% 3.4% 5.8% 6.0% 6.2% political and macro environment Gross Margin % YoY Growth Gross Margin • Margins expected be benefit from strength in technology end market, which is most profitable end market 73bps • Continued utilization of Frontier Technology (2024 manufacturing acquisition) delivering higher margins 34.3% 34.6% 34.7% 34.8% 34.9% 35.0% EBITDA Margin • EBITDA margin driven by slight gross margin expansion and operating leverage 2025A 2026E 2027E 2028E 2029E 2030E Adjusted EBITDA ($ in Millions) 7.4% CAGR $85 $91 $71 $73 $79 $64 2025A 2026E 2027E 2028E 2029E 2030E 12.8% 13.5% 13.4% 13.6% 13.8% 14.0% % Margin Source: ECLIPSE management projections approved by the Special Committee on April 21, 2026. ECLIPSE 18 Note: Excludes corporate overhead allocation.

Confidential ECLIPSE: TestEquity Business Segment Projections Revenue Select Commentary ($ in Millions) 7.8% CAGR Revenue $986 $1,060 $1,140 $783 $843 $908 • Increased focus and investment in commercial growth strategy under new CEO, Chief Sales Officer, Head of e-Commerce, and Chief Merchandising Officer 2025A 2026E 2027E 2028E 2029E 2030E • Growth drivers include expanding wallet share with large 0.1% 7.7% 7.7% 8.6% 7.5% 7.5% customers and cross-selling products to customers currently purchasing smaller SKU count % YoY Growth Gross Margin • Robust opportunity in e-Commerce segment—expected to grow at double digits 212bps Gross Margin • Margin expansion driven by increased focus in shifting mix towards chambers, rental and fabrication (value added 26.2% 26.1% 27.2% 28.3% 28.3% 28.3% services) which have ~40% gross margins EBITDA Margin 2025A 2026E 2027E 2028E 2029E 2030E • Multiple drivers of margin expansion Adjusted EBITDA – Consolidation of multiple ERP systems into unified system ($ in Millions) 20.6% CAGR $130 – Significant savings from Hisco web UI migrating to CSD $100 $115 – Operating leverage $59 $74 $51 2025A 2026E 2027E 2028E 2029E 2030E 6.5% 7.0% 8.1% 10.2% 10.8% 11.4% % Margin Source: ECLIPSE management projections approved by the Special Committee on April 21, 2026. ECLIPSE 19 Note: Excludes corporate overhead allocation.

Confidential ECLIPSE: Canada Branch Business Segment Projections Revenue Select Commentary ($ in Millions) 7.4% CAGR Revenue • Wallet share gain initiatives and sales force expansion, $221 $252 $267 $282 $299 $317 incremental new business wins and restart of project business driving growth, although potential risk from tariffs persist 2025A 2026E 2027E 2028E 2029E 2030E • Eastern Valve acquisition (March ’26) (9.8%) 14.0% 5.6% 5.9% 6.0% 6.0% Gross Margin % YoY Growth Gross Margin • Relatively stable gross margins through the projection period EBITDA Margin 67bps • 2026 margin expansion driven by ~$5M workforce optimization savings 33.6% 33.7% 34.3% 34.3% 34.3% 34.3% • Higher volumes unlock greater vendor savings and freight efficiencies in projection period 2025A 2026E 2027E 2028E 2029E 2030E • Approximately $3M from Eastern Valve annually Adjusted EBITDA ($ in Millions) 20.2% CAGR $35 $39 $28 $31 $23 $16 2025A 2026E 2027E 2028E 2029E 2030E 7.1% 9.1% 10.5% 11.1% 11.8% 12.4% % Margin Source: ECLIPSE management projections approved by the Special Committee on April 21, 2026. ECLIPSE 20 Note: Excludes corporate overhead allocation.

Confidential ECLIPSE: Historical Trading Histogram Last Twelve Months Undisturbed Offer Price 18.3 million shares $19.31 $29.50 traded over the last twelve – months ~2.1x total float 41.4% Average daily trading 34.2% value: $2.0 million (average of 72K shares) 11.8% 6.3% 6.4% $19.00—$22.00 $22.00—$25.00 $25.00—$28.00 $28.00—$31.00 $31.00—$34.00 Last Three Years 43.4 million shares Undisturbed Offer Price traded over the last three $19.31 $29.50 years – ~5.0x total float Average daily trading 23.7% 29.1% value: $1.7 million (average of 58K shares) 16.9% 9.2% 5.6% 8.0% 6.7% 0.9% $19.00—$22.00 $22.00—$25.00 $25.00—$28.00 $28.00—$31.00 $31.00—$34.00 $34.00—$37.00 $37.00—$40.00 $40.00—$43.00 Sources: Capital IQ and FactSet as of the undisturbed dated of March 13, 2026. ECLIPSE 21 Note: Assumes daily volume traded at the average of the intraday high and low price for each day across the time period represented.

Confidential ECLIPSE: Average Daily Trading Volume in Context Last 12 Months Average Daily Trading Volume (“ADTV”) as a % of Basic Shares Outstanding More Trading Liquidity Less Trading Liquidity 1.25% 1.08% 0.91% 0.71% 0.61% 0.60% 0.26% 0.19% WCC-US MSM-US AIT-US HLMN-US FAST-US GWW-US GIC-US DSGR-US ECLIPSE Float: 97.8% 81.6% 99.1% 98.2% 99.8% 93.8% 20.4% 18.8% 8.6% 14.5% 10.2% 8.8% 12.2% 11.0% 64.0% 78.7% Top Shareholder: LKCM Headwater Vanguard Mitchell Jacobson Vanguard Vanguard Vanguard Vanguard Leeds Family Investment 8.5x EV / 2026E EBITDA 12.2x 12.3x 17.6x 8.7x 24.8x 17.3x 11.2x (Undisturbed) Sources: FactSet and public filings as of April 24, 2026. ECLIPSE 22

Confidential ECLIPSE: Ownership Summary Top 25 Shareholders Ownership Statistics Shareholder Holder Shares (‘000) % of Total LKCM Headwater Investment 36,358 78.7% Common Shares O/S (mm) 46.192 Dimensional Fund Advisors LP 849 1.8% Float % 18.8% Swedbank Robur Fonder AB 625 1.4% BlackRock Fund Advisors 571 1.2% Insider % 81.2% Royce & Associates LP 550 1.2% Bryan King 519 1.1% Top Insiders The Vanguard Group, Inc. 447 1.0% Nantahala Capital Management LLC 330 0.7% Name % of Total Schwartz Investment Counsel, Inc. 313 0.7% LKCM Headwater Investment 78.7% Gamco Asset Management, Inc. 256 0.6% Geode Capital Management LLC 236 0.5% Bryan King 1.1% SSgA Funds Management, Inc. 223 0.5% Lee Hillman 0.2% Catawba River Capital, Inc. 222 0.5% Agman Capital LLC (Investment Management) 181 0.4% Steven Edelson 0.2% First Trust Advisors LP 156 0.3% Ron Knutson 0.2% Norwood Investment Partners LP 121 0.3% William Blair & Co. LLC (Investment Management) 113 0.2% Highlander Partners 0.2% Gabelli Funds LLC 110 0.2% Lanuza Cesar 0.2% Lee Hillman 107 0.2% Steven Edelson 103 0.2% Robert Zamarripa 0.1% Monimus Capital Management LP 101 0.2% Others 0.2% Teton Advisors LLC 95 0.2% Ron Knutson 91 0.2% Total 81.2% Northern Trust Investments, Inc.(Investment Management) 86 0.2% Highlander Partners 86 0.2% Total Common Shares Outstanding 46,192 (1) 92.8% Sources: Company filings and FactSet as of April 24, 2026. (1) Shares outstanding of 46,192,457 as of March 31, 2026. ECLIPSE 23